ADVANCED SERIES TRUST

AST BlackRock Global Strategies Portfolio

Supplement dated November 23, 2020 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST BlackRock Global Strategies Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's SAI.

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved: (i) changing the Portfolio's principal investment strategies; (ii) changing the Portfolio's secondary benchmark index; and (iii) amending the investment management agreement for the Portfolio to reflect a reduced contractual management rate for the Portfolio.

The management fee rate payable by the Portfolio to PGIM Investments LLC and AST Investment Services, Inc. will be reduced as shown in the table below, effective as of February 22, 2021:

	Current Management Fee Schedule	Revised Management Fee Schedule
AST BlackRock Global Strategies	0.8325% of average daily net assets to	0.7825% of average daily net assets to
Portfolio	$300 million;	$300 million;
	0.8225% on next $200 million of average	0.7725% on next $200 million of
	daily net assets;	average daily net assets;
	0.8125% on next $250 million of average	0.7625% on next $250 million of
	daily net assets;	average daily net assets;
	0.8025% on next $2.5 billion of average	0.7525% on next $2.5 billion of average
	daily net assets;	daily net assets;
	0.7925% on next $2.75 billion of average	0.7425% on next $2.75 billion of
	daily net assets;	average daily net assets;
	0.7625% on next $4 billion of average	0.7125% on next $4 billion of average
	daily net assets; and	daily net assets; and
	0.7425% on average daily net assets over	0.6925% on average daily net assets over
	$10 billion	$10 billion

To reflect this change, the SAI is hereby revised as follows, effective February 22, 2021:

I.The information pertaining to the Portfolio in the "Management Fees" table under "MANAGEMENT AND ADVISORY ARRANGEMENTS" in Part I of the SAI is hereby replaced with the following:

Management Fee Rates
Portfolio	Contractual Fee Rate
AST BlackRock Global Strategies Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets; and
0.6925% on average daily net assets over $10 billion

II.The information pertaining to the Portfolio in the "Fee Waivers & Expense Limitations" table under "FEE WAIVERS/SUBSIDIES" in Part I of the SAI is hereby replaced with the following:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST BlackRock Global Strategies Portfolio	The Manager has contractually agreed to waive 0.0249%
of its investment management fee through June 30, 2022.
This arrangement may not be terminated or modified
without the prior approval of the Trust's Board of
Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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